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                                                                    Exhibit 5(g)

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
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[LOGO OF THE TRAVELERS INSURANCE COMPANY]                                            Group Deferred Variable Annuity Application
The Travelers Insurance Company                                                                                       (New York)
One Cityplace . Hartford, CT 06103-3415

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Certificate Owner/Annuitant Information
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Name                                                                   SS#

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Street Address                                                         Sex [ ] Male     Date of Birth

                                                                           [ ] Female
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City, State, Zip                                                       U.S. Citizen  [ ] Y  [ ] N

                                                                       If no, please indicate country of citizenship
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Beneficiary Information
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Full Name (First, M.I., Last)                                           SSN/TIN          Relationship to Owner      % to Receive
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                                                Primary

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                                                [ ] Primary

                                                [ ] Contingent
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                                                [ ] Primary

                                                [ ] Contingent
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                                                [ ] Primary

                                                [ ] Contingent
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                                                [ ] Primary

                                                [ ] Contingent
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Maturity Date: ____/____/_____ (Will be set to age 90 unless otherwise specified)
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Type of Plan (Please check only one)
[ ] IRA Rollover     [ ] Pension/Profit Sharing
[ ] TSA ERISA        [ ] 457 Def Comp Plan
[ ] TSA              [ ] Other_____________
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Replacement Information

Do you have any existing life insurance policies or annuity contracts? [ ] Yes  [ ] No

If yes, please provide details:

Insurance Company Name: _____________________________  Contract Number: ______________________

Will the purchase of this annuity result in the replacement of any existing life insurance policy or annuity contract in this or
any other company?                                                     [ ] Yes  [ ] No

If yes, provide the information below.

Insurance Company Name: _____________________________  Contract Number: ______________________

Use the Special Requests section to provide additional insurance companies and contract numbers. Attach any required state replacement and/or 1035 exchange/transfer forms. State replacement forms may be required in certain states even if a replacement is not involved.
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L-22535NY                                               *L22535NY*                                       Order # L-22535NY
                                                                                                               1 of 3; Rev. 6-05
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Allocation Schedule (total must equal 100%)
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Name                                               Code   Pct     Name                                               Code   Pct
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
AIM Capital Appreciation Portfolio                  KC       %    Pioneer Fund Portfolio                              UP       %
AIM V.I. Premier Equity Fund                        AL       %    Pioneer Mid Cap Value Portfolio                     FW       %
American Funds Global Growth Fund - Class 2 Shares  IL       %    Pioneer Strategic Income Portfolio                  HP       %
American Funds Growth Fund - Class 2 Shares         IG       %    Putnam VT Discovery Growth Fund - Class IB Shares   OV       %
American Funds Growth-Income Fund - Class 2 Shares  II       %    Putnam VT International Equity Fund - Class IB      ON       %
                                                                  Shares
Capital Appreciation Fund (Janus)                   US       %    Putnam VT Small Cap Value Fund - Class IB Shares    OP       %
Citistreet Diversified Bond Fund - Class I          OB       %    Salomon Brothers Variable All Cap Fund - Class I    AD       %
Citistreet International Stock Fund - Class I       OI       %    Salomon Brothers Variable Investors Fund - Class I  C2       %
Citistreet Large Company Stock Fund - Class I       OC       %    Salomon Brothers Variable Small Cap Growth Fund     SS       %
                                                                  - Class I
Citistreet Small Company Stock Fund - Class I       OE       %    Salomon Brothers Variable Total Return              AE       %
                                                                  Fund-Class 1
Credit Suisse Emerging Markets Portfolio            AU       %    SB Adjustable Rate Income Portfolio                 BI       %
Delaware VIP REIT Series                            AQ       %    Smith Barney Aggressive Growth Portfolio            SG       %
Delaware VIP Small Cap Value Series                 AP       %    Smith Barney Appreciation Portfolio                 1N       %
Dreyfus VIF Appreciation Portfolio                  DP       %    Smith Barney Dividend Strategy Portfolio            G1       %
Dreyfus VIF Developing Leaders Portfolio            DS       %    Smith Barney Fundamental Value Portfolio            KR       %
Equity Income Portfolio (Fidelity)                  4F       %    Smith Barney High Income Portfolio                  HH       %
Equity Index Portfolio - Class II                   GF       %    Smith Barney Intl All Cap Growth Portfolio          HI       %
Federated Stock Portfolio                           4D       %    Smith Barney Large Cap Growth Portfolio             AB       %
Fidelity VIP Asset Manager Portfolio -              FM       %    Smith Barney Premier Selection All Cap Growth       P1       %
Service Class 2                                                   Portfolio
Fidelity VIP Contrafund Portfolio-Service Class 2   FT       %    Smith Barney Small Cap Growth Opportunities         C9       %
                                                                  Portfolio
Fidelity VIP Dynamic Capital Appreciation           D2       %    Social Awareness Stock Portfolio (Smith Barney)     SA       %
Portfolio -Service Class 2
Fidelity VIP Mid Cap Portfolio - Service Class 2    D1       %    Strategic Equity Portfolio (Fidelity)               HA       %
Franklin Mutual Shares Securities Fund - Class 2    R2       %    Style Focus Series: Small Cap Growth Portfolio      FY       %
Janus Aspen Balanced Portfolio - Service Shares     BF       %    Style Focus Series: Small Cap Value Portfolio       F0       %
Janus Aspen Mid Cap Growth Portfolio - Service      JA       %    Templeton Developing Markets Securities Fund -      VQ       %
Shares                                                            Class 2
Janus Aspen Worldwide Growth Portfolio - Service    WW       %    Templeton Foreign Securities Fund - Class 2         VG       %
Shares
Large Cap Portfolio (Fidelity)                      4G       %    Templeton Growth Securities Fund - Class 2          Q2       %
Lazard Retirement Small Cap Portfolio               RS       %    Travelers Convertible Securities Portfolio          AF       %
Lord Abbett Growth & Income Portfolio               FK       %    Travelers Disciplined Mid Cap Stock Portfolio       1M       %
Lord Abbett Mid Cap Value Portfolio                 FL       %    Travelers High Yield Bond Trust                     UB       %
Mercury Large Cap Core Portfolio                    DR       %    Travelers Managed Assets Trust                      UA       %
MFS Mid Cap Growth Portfolio                        DQ       %    Travelers Money Market Portfolio                    1K       %
MFS Total Return Portfolio                          HT       %    Travelers Quality Bond Portfolio                    4W       %
MFS Value Portfolio                                 BD       %    Travelers U.S. Government Securities Portfolio      GV       %
Mondrian International Stock Portfolio              4C       %    Van Kampen LIT Comstock Portfolio - Class II        NJ       %
                                                                  Shares
Oppenheimer Main Street Fund/VA - Service Shares    H2       %    Van Kampen LIT Emerging Growth Portfolio -          NY       %
                                                                  Class II Shares
PIMCO Real Return Portfolio - Adm Class             PR       %    Van Kampen LIT Enterprise Portfolio - Class II      NP       %
                                                                  Shares
PIMCO Total Return Portfolio                        PM       %    Wells Fargo Advantage Multi Cap Value Fund          AT       %
                                                                  Fixed Account (where approved)                               %
                                                                                                                               %
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                                                                                                               TOTAL        100%
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                                              PLEASE SEE PAGE 3 FOR REQUIRED SIGNATURES

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L-22535NY                                               *L22535NY*                                       Order # L-22535NY
                                                                                                               2 of 3; Rev. 6-05
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
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Please check the following if choosing the Optional Death Benefit and Credit Endorsement:
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[ ] Yes, I elect the Optional Death Benefit and Credit Endorsement (if not, you will receive the Standard Death Benefit)
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Dollar Cost Averaging/Systematic Withdrawal Programs (If checked, please attach completed form)
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Dollar Cost Averaging [ ] Y [ ] N              Systematic Withdrawal [ ] Y [ ] N
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Special Requests


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Disclosures and Acknowledgment
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I/We understand the certificate will take effect when the first premium is received, and the data collection form is approved in the Home Office of the Company. All payments and values provided by the certificate applied for, when based on investment experience of a separate account, are variable and are not guaranteed as to a fixed dollar amount. No agent is authorized to make changes to the certificate or data collection form. I understand that the Company may amend this certificate to comply with changes in the Internal Revenue Code and related regulations.

[ ] I ACKNOWLEDGE RECEIPT OF A CURRENT PROSPECTUS.
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Certificate Owner's Signature         City, State Where Signed   (REQUIRED)    Date

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Representative Use Only
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Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to criminal and civil penalties, including imprisonment, fines and denial of insurance benefits.

I acknowledge that all data representations and signatures were recorded by me or in my presence in response to my inquiry and request and that all such representations and signatures are accurate and valid to the best of my knowledge and belief.

Will the contract applied for replace any existing annuity or life insurance policy? [ ] Yes [ ] No
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Representative's Name (Please print)             Date

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Representative's Signature                       SS#

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Phone #                       Fax #              License #

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Broker/Dealer

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For Citistreet Use Only (Circle one)             Select One: [ ] A  [ ] B  [ ] C

C / E / G / H
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L-22535NY                                               *L22535NY*                                       Order # L-22535NY
                                                                                                               3 of 3; Rev. 6-05
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